November 2, 2026

BNY MELLON ETF TRUST II
BNY Mellon Power Ecosystem ETF

Supplement to Current Summary Prospectus, Prospectus, and Statement of Additional

Information

Shares of the fund are not currently being offered.

4880STK1126